UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 12, 2019

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

231 N. Martingale Rd., Schaumburg, IL	60173
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 781-3600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CECO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 12, 2019, the Compensation Committee (the “Committee”) of the Board of Directors of Career Education Corporation (the “Company”) approved annual long-term incentive awards pursuant to the Career Education Corporation 2016 Incentive Compensation Plan. These awards in 2019 to the Company’s “named executive officers” (as such term is defined in Item 402(a)(3) of Regulation S-K) were made in accordance with a target value split between performance-based restricted stock units settled in stock weighted 70% and time-based restricted stock units settled in stock weighted 30%. The terms of these awards are materially consistent with the previously disclosed restricted stock unit form award agreements filed as Exhibits 10.3 and 10.4 to our Current Report on Form 8-K filed on May 27, 2016.

On August 12, 2019, the Committee also granted restricted stock units to certain of the Company’s named executive officers in addition to the regular annual awards received in accordance with the officers’ previously established long-term incentive award target values. Jeffrey Ayers and Ashish Ghia each received 4,000 and Andrew Hurst and John Kline each received 3,000. These additional stock-settled restricted stock unit awards vest in four equal installments on each of September 14, 2020, and March 14, 2021, 2022 and 2023, consistent with the time-based restricted stock units granted as part of the annual long-term incentive awards referred to above, and were made in recognition of the named executive officer’s contributions and efforts related to the development and implementation of the operational aspects of the previously announced settlements with the U.S. Federal Trade Commission (Messrs. Ayers and Ghia) and the state attorneys general (Messrs. Hurst and Kline). Other terms of these additional awards are consistent with the previously disclosed time-based restricted stock unit form award agreement filed as Exhibit 10.3 to our Current Report on Form 8-K filed on May 27, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

By:	/s/ Jeffrey D. Ayers
Jeffrey D. Ayers
Senior Vice President, General Counsel and Corporate Secretary

Dated:    August 16, 2019

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